Exhibit 10.12
                                                                   -------------



                TENTH AMENDMENT TO CREDIT AGREEMENT


         THIS TENTH AMENDMENT TO CREDIT AGREEMENT (the "Tenth Amendment") is made and dated as of August 16, 2001, by and among UNITED CALIFORNIA BANK, formerly known as Sanwa Bank California ("UCB"), those other banks (each, including UCB, a "Lender" and, collectively, the "Lenders"), party with UCB to the Agreement defined in Recital A below, UCB, as agent for the Lenders (in such capacity, the "Agent") and as the L/C Bank (as defined in the Agreement), and NTS TECHNICAL SYSTEMS, a California corporation (the "Borrower").


                                    RECITALS


         A. Pursuant to that certain Credit Agreement dated as of September 8, 1997 among the Agent, the Lenders and the Borrower (as amended, modified, or waived, the "Agreement"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.


         B. The Borrower has asked the Agent, the L/C Bank and the Lenders to modify certain terms of the Agreement.


         C. The Agent, the L/C Bank and the Lenders have agreed to such requests of the Borrower on the terms and conditions contained in this Tenth Amendment.


         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT


         1.       Amendments.  The Agreement is amended as follows:

         1(a) Definitions. The definition of "Revolving Credit Limit" in Paragraph 1 is amended and new definitions of "Acton Property," "Acton Refinancing" and "Net Refinancing Proceeds" are added to Paragraph 1 in correct alphabetical order to read as follows:

         "'Acton Property' shall mean real property located in Acton, Massachusetts owned by the Borrower or any of its Subsidiaries."

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         "'Acton Refinancing' shall mean the incurrence of Funded Debt in an aggregate amount not to exceed $1,200,000 by the Borrower or any of its Subsidiaries that is secured by a Lien on the Acton Property.

         "'Net Refinancing Proceeds' shall mean the cash proceeds received by the Borrower or any of its Subsidiaries from the Acton Refinancing net of (1) refinancing expenses and (2) the principal amount, premium or penalty, if any, interest and other amounts on Funded Debt which is secured by a Lien on the Acton Property and which is repaid with such proceeds.

         "'Revolving Credit Limit' shall mean (1) until the disbursement of proceeds from the Acton Refinancing to or for the account of the Borrower, $10,000,000 and (2) on and after that proceeds from the Acton Refinancing are disbursed to or for the account of the Borrower, $9,700,000. From time to time after the date hereof, the Revolving Credit Limit may be increased or decreased by written agreement of the Agent, the Borrower and on hundred percent (100%) of the Lenders."

         1(b)     Mandatory Prepayment.  Paragraph 2(e)(1) is
amended to add at the end thereof a new clause (vi) to read as follows:

         "(vi) Concurrently with disbursement of any proceeds from the Acton Refinancing, the Revolving Loans shall be prepaid in an amount equal to the Net Refinancing Proceeds."

         1(c)     Acton Refinancing Lien Permitted.  Paragraph
7(a)(7) is hereby amended to read as follows:

         "(7) Liens on real property owned by the Borrower or any of its Subsidiaries located in Fullerton, California, Boxborough, Massachusetts, and Acton, Massachusetts securing Funded Debt of the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $3,378,000."

         1(d)     Acton Refinancing Permitted Debt.  Paragraph
7(b)(8) of the Agreement is hereby amended to read as follows:

         "(8) Funded Debt of the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $3,378,000 that is secured by one or more Liens permitted pursuant to Paragraph 7(a)(7) above."

         1(e)     Acton Refinancing Contingent Obligations.
Paragraph 7(1)(iv) of the Agreement is hereby amended to read as follows


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         "(iv) The Borrower may become and remain liable with respect to
         Contingent Obligations in an aggregate amount not to exceed $3,378,000 on account of guarantees of Funded Debt secured by Liens permitted under Paragraph 7(a)(7) above."

         2. Reaffirmation of Security Agreements. The Borrower hereby affirms and agrees that, except as otherwise provided herein, (a) the execution and delivery by the Borrower of and the performance of its obligations under this Tenth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the Obligations of the Borrower or the rights of the Lenders under the Security Documents or any other document or instrument made or given by the Borrower in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Borrower under the Agreement as amended hereby, and (c) the Security Documents remain in full force and effect and constitute a continuing first priority security interest in and lien upon the Collateral described therein.

         3. Effective Date. Subject to the terms contained in the last paragraph of this Paragraph 4, this Tenth Amendment shall be effective on the date (the "Effective Date") when all of the following conditions precedent have been satisfied:

                  (a) The Borrower shall have delivered or shall have had delivered to the Agent each of the following (with sufficient copies for each of the Lenders):

                           (i)      A duly executed copy of this
Tenth Amendment;

                           (ii)     Such credit applications,
financial statements, authorizations and such information concerning the Borrower and its Guarantors and their business, operations and condition (financial and otherwise) as any Lender may reasonably request.

                  (b) Any and all fees and other amounts payable hereunder on or prior to such date shall have been paid, and all acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Tenth Amendment and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                  (c) The representations and warranties made by or on behalf of the Borrower and each Guarantor in or pursuant to the Loan Documents (and by executing and delivering this Tenth Amendment, the Borrower represents that all such representations and warranties) shall be accurate and complete in all material respects as if made on and as of such date (or as of December 31, 2000 if such representations and warranties relate to the financial results or condition of the Borrower).

                  (d) There shall not have occurred an Event of Default or Potential Default not otherwise cured or waived.

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         4. Representations and Warranties.  As an inducement to the Agent, the
L/C Bank and each Lender to enter into this Tenth Amendment, the Borrower represents and warrants to the Agent, the L/C Bank and each Lender that:

                  (a) Corporate Existence; Compliance with Law. The Borrower and each Guarantor (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on it or its property and/or business or on its ability to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations.

                  (b) Corporate Power; Authorization; Enforceable Obligations. The Borrower and each Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Tenth Amendment and the Agreement as amended hereby to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Tenth Amendment and the Agreement as amended hereby. This Tenth Amendment and the Agreement as amended hereby have been duly executed and delivered on behalf of the Borrower and each Guarantor party thereto and constitute such Person's legal, valid and binding obligations enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                  (c) No Legal Bar. The execution, delivery and performance of this Tenth Amendment and the Agreement as amended hereby, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligations of the Borrower or any Guarantor or create or result in the creation of any Lien on any assets of the Borrower or any Guarantor except as contemplated thereby.

                  (d) No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower or any Guarantor, threatened by or against the Borrower or any Guarantor or against any of the Borrower's or any Guarantor's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Parent and its Subsidiaries, taken as a whole.

                  (e) Consents, etc. No consent, approval, authorization of, or registration, declaration or filing with any Governmental Authority is required on the part of the Borrower or any Guarantor in connection with the execution and delivery of this Tenth Amendment and the Agreement as amended hereby or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

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                  (f) No Default.  No Potential Default or Event of Default has
occurred under the Agreement which has not otherwise been cured or waived.

                  (g) Full Disclosure. None of the representations or warranties made by the Borrower or any Guarantor in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Guarantor in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         5.       Miscellaneous Provisions.
                  ------------------------

                  (a) Expenses. In accordance with Paragraph 6(g) of the Agreement, the Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent incident to the preparation and negotiation of this Tenth Amendment.

                  (b) Entire Agreement. This Tenth Amendment embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

                  (c) Governing Law. This Tenth Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

                  (d) Counterparts. This Tenth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement.






















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                  IN WITNESS WHEREOF, the parties hereto have caused this Tenth
Amendment to be executed as of the day and year first above written.



                               NTS TECHNICAL SYSTEMS, a California corporation



                               By:______________________________
                               Name: Lloyd Blonder
                               Title:   Chief Financial Officer


                               UNITED CALIFORNIA BANK, as Agent and the L/C Bank



                               By:______________________________
                               Name:   Robert Ligon
                               Title:  Vice President


                               UNITED CALIFORNIA BANK, as a Lender



                               By:______________________________
                               Name:   Robert Ligon
                               Title:  Vice President


                               MELLON BANK, N.A., as a Lender



                               By:______________________________
                               Name:   Garry Handelman
                               Title:  Vice President




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                           REAFFIRMATION OF GUARANTIES

Each of the undersigned Guarantors agrees to the terms of this Tenth Amendment and hereby ratifies and reaffirms its Guaranty of the Obligations of the Borrower and its grant of a security interest in certain property to secure such Guaranty in favor of the Agent, on behalf of itself, the Lender, and the L/C Bank and agrees that, notwithstanding this Tenth Amendment and any other amendment or supplement to the Agreement entered into prior to this Tenth Amendment, its Guaranty shall remain in full force and effect with respect to the Agreement as amended hereby.

                                   NATIONAL TECHNICAL SYSTEMS, INC.



                                   By:____________________________________
                                   Name:  Lloyd Blonder
                                   Title: Chief Financial Officer


                                   ETCR, INC.


                                   By:____________________________________
                                   Name:  Lloyd Blonder
                                   Title: Vice President

                                   APPROVED ENGINEERING TEST
                                   LABORATORIES, INC.


                                   By:____________________________________
                                   Name:  Lloyd Blonder
                                   Title: Vice President


                                   ACTON ENVIRONMENTAL TESTING
                                   CORPORATION


                                   By:____________________________________
                                   Name:  Lloyd Blonder
                                   Title: Vice President




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                                   XXCAL, INC.


                                   By:______________________________________
                                   Name:  Lloyd Blonder
                                   Title: Vice President













































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